UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009

BEYOND COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52490	98-0512515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9029 South Pecos
Suite 2800
Henderson, Nevada 89074
(Address of principal executive offices, including zip code)

(702) 463-7000
(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

 As previously reported, Beyond Commerce, Inc. (“the Company”) entered into a Securities Purchase Agreement, dated July 30, 2009 (the “Securities Purchase Agreement”) with OmniReliant Holdings, Inc. (“Omni”), pursuant to which Omni  agreed to purchase a series of original issue discount secured convertible debentures ("Debentures") in such amounts and with such frequency as agreed by the Company and Omni.   On September 4, 2009, the Company sold a fifth Debenture (the “Fifth Debenture”) with a face value of $699,996 and a warrant to purchase up to 3,000,000 shares of the Company’s common stock for an aggregate purchase price of $600,000.  Pursuant to the Securities Purchase Agreement, the Company has sold to Omni a total of five Debentures having an aggregate principal amount of $2,123,322 along with warrants to purchase an aggregate of up to 9,100,000 shares of the Company’s common stock and received gross proceeds of $1,820,000.

The Warrants may be exercised until the fifth anniversary of their issuance at an exercise price of $.70 per share subject to adjustment.  In connection with the sale of the Fifth Debenture, the Company issued Midtown Partners & Co., LLC, the placement agent for the sale of the Debentures, warrants to purchase an aggregate of 266,669 shares of its common stock at $.70 per share and $40,000 in fees.  Pursuant to the Securities Purchase Agreement, the Company has issued to Midtown Partners & Co., LLC warrants to purchase a total of 917,335 shares of the Company’s common stock and fees totaling an aggregate of $104,000.

A breakdown of the issued Debentures is as follows:

Date Issued	Principal amount of the Debenture	Gross proceeds to the Company
July 30, 2009	$641,663	$550,000
August 11, 2009	$291,665	$250,000
August 21, 2009	$116,666	$100,000
August 28, 2009	$373,332	$320,000
September 4, 2009	$699,996	$600,000
	$2,123,322	$$1,820,000

A breakdown of the issued Warrants is as follows:

Date Warrant was issued	Number of Shares Issuable upon exercise of the Warrant:
July 30, 2009	2,750,000
August 11, 2009	1,250,000
August 21, 2009	500,000
August 28, 2009	1,600,000
September 4, 2009	3,000,000
9,100,000

The Debentures are due one year from when they are issued and are convertible into shares of the Company’s Common Stock at any time at the option of the Omni at a conversion price of $0.70 per share, subject to adjustment (the “Conversion Price”).  If the Company does not repay the respective Debentures within six months of their issuance, or upon a default of the Debenture, the Conversion Price shall be reset to equal 80% of the lowest closing bid prices for the three days prior to the date such Debenture is being converted.

           Interest on the Debenture is 10% per annum, payable in cash or common stock, at the option of the Company, provided that, interest may only be paid in common stock if the Equity Conditions (as defined in the Debenture) are met or waived by Omni.  Interest is payable on each Monthly Redemption Date (defined below), upon conversion, and upon maturity.

A Debenture cannot be converted to common stock to the extent such conversion would cause the holder of the Debenture, together with such holder’s affiliates, to beneficially own in excess of 4.99% (or a maximum 9.99% in certain cases) of the Company’s outstanding common stock immediately following such conversion.

Beginning six months from the original issue date of a Debenture, on the 1 st of each month (the “Monthly Redemption Date”) the Company must redeem the Monthly Redemption Amount (equal to 1/6 of the original principal amount of the Debenture  plus accrued but unpaid interest, and any other amounts then owing to Omni under the Debenture). The Monthly Redemption Amount payable on each Monthly Redemption Date shall be paid in cash at a rate of 110% of the Monthly Redemption Amount or upon 30 trading days’ notice the Company may in lieu of cash pay all or part of the Monthly Redemption Amount in conversion shares based on a conversion price equal to the lesser of (i) the then Conversion Price and (ii) 80% of the average of the VWAPs for the 5 consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date.  The Company may not pay the Monthly Redemption Amount in Conversion Shares unless from the date Omni receives the Monthly Redemption notice though the date the Monthly Redemption is paid in full, the Equity Conditions (as defined in the Debenture) have been satisfied or waived by Omni and as to such Monthly Redemption, prior to such Monthly Conversion Period (but not more than 5 trading days prior to the commencement of the Monthly Conversion Period (as defined in the Debenture)), the Company shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Monthly Redemption Amount equal to the quotient of (x) the applicable Monthly Redemption Amount divided by (y) the lesser of (A) the Conversion Price and (B) 80% of the average of the 5 day VWAPs during the period ending on the third Trading Day immediately prior to the date of the Monthly Redemption notice.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investor was an accredited investor, the investor had access to information about the Company and their investment, the investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Copies of the Debenture and the Warrant are filed as exhibits to this Current Report on Form 8-K.  The summary of these agreements set forth above is qualified by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities

See Item 2.03 above.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
4.1	Form of Debenture

4.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beyond Commerce, Inc.
Date: September 11, 2009
	By:	/s/ Mark V. Noffke
Mark V. Noffke
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
4.1	Form of Debenture

4.2	Form of Warrant